UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2008

FUQI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52383	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+86 (755) 2580-1888

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 7, 2008, Fuqi International, Inc., a Delaware corporation (the “Company”) acquired Shanghai Tian Mei Jewelry Co., Ltd. and Beijing Yinzhong Tian Mei Jewelry Co., Ltd., collectively referred to as the “Temix Companies.” The Temix Companies are a 50-outlet branded jewelry store chain with locations primarily in Beijing, Shanghai and Ningbo. Of the 50 outlets, six are stand alone stores and 44 are store counters within department stores.

The Company acquired the Temix Companies through the Company’s wholly-owned subsidiary, Fuqi International Holdings Co., LTD., a British Virgin Islands company (“Fuqi Subsidiary”), which entered into an asset purchase agreement dated April 18, 2008, and as amended on August 7, 2008 (the “Asset Purchase Agreement”) with the Temix Companies and Mr. Chujian Huang, the principal of the Temix Companies. According to the terms of the Asset Purchase Agreement, Fuqi Subsidiary acquire substantially all of the assets of the Temix Companies for an aggregate purchase price of 80 million Yuan RMB, which is equal to approximately USD $11.7 million. The Company paid 80% of the purchase price to the Temix Companies at closing and the Company will pay the remaining 20% of the purchase price to the Temix Companies on the six-month anniversary of the closing, with such payment being subject to set-off for undiscovered inventory defects. A copy of the amendment to the Asset Purchase Agreement, which was primarily entered into to clarify the payment mechanics of the remaining 20% of the purchase price, is attached to this Current Report on Form 8-K as Exhibit 10.1.

In addition, the Company acquired all of the intellectual property used in the operations of the Temix Companies pursuant to an Intellectual Property Transfer Agreement dated April 18, 2008 (“IP Transfer Agreement”) entered into with Fuqi Subsidiary and Mr. Huang. In accordance with the IP Transfer Agreement, Mr. Huang received 55 million Yuan RMB, which is equal to approximately USD $8.0 million, in shares of common stock of the Company in exchange for all of the intellectual property rights related to the business of the Temix Companies. Mr. Huang received a total of 1,080,666 shares, which was fixed upon signing of definitive agreement on April 18, 2008. One-half of the shares were issued to Mr. Huang at closing and the other one-half will be placed into an escrow account within ten days of closing for a two-year period. The shares held in escrow will be subject to indemnification claims and conditions of the Temix Companies meeting certain performance targets as set forth in the IP Transfer Agreement.

Also, in connection with and as a condition to the closing of the Asset Purchase Agreement and IP Transfer Agreement, the Company entered into an employment agreement with Mr. Huang. The employment agreement has a term of three years unless terminated earlier in accordance with the terms of the agreement. Mr. Huang will serve as the Company’s Associate Retail Director and be paid an annual salary of $66,900. Either party may terminate the employment agreement with 60 days’ prior written notice, and shorter periods in some circumstances. A copy of the employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2008, the Company issued a press release announcing its financial results for the second quarter of 2008. A copy of the August 12, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and the information therein is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 7, 2007, pursuant to the terms of the IP Transfer Agreement (as described in Item 2.01 above), the Company issued an aggregate of 1,080,666 shares of its common stock to Mr. Huang. One-half of such stock consideration, or 540,333 shares of the Company’s common stock, will be held in a third party escrow account for up to two years to cover potential indemnification obligations of Mr. Huang and the Temix Companies and subject to release conditions based on performance targets as set forth in the IP Transfer Agreement. The other one-half of the shares of common stock, or 540,333 shares were issued directly to Mr. Huang at the closing. Mr. Huang also agreed to lock up restriction pursuant to which he will not sell or transfer the shares for a period of 12 months from closing. The securities were offered and issued in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 901 promulgated thereunder. The Shareholders are not U.S. persons (as defined by Rule 902 of Regulation S under the Securities Act).

Item 7.01 Regulation FD Disclosure.

On August 12, 2008, the Company issued a press release announcing the closing of the Asset Purchase Agreement and IP Transfer Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. On August 12, 2008, the Company issued a press release announcing its financial results for the second quarter of 2008. A copy of the August 12, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and the information therein is incorporated herein by reference.

The information reported under Item 2.02 and Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Asset Purchase Agreement dated August 7, 2008
10.2	Employment Agreement dated August 7, 2008
99.1	Press Release dated August 12, 2008 announcing closing of Temix acquisition
99.2	Press Release dated August 12, 2008 announcing earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2008	FUQI INTERNATIONAL, INC.

	By:	/s/ Yu Kwai Chong
	Name	Yu Kwai Chong
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Asset Purchase Agreement dated August 7, 2008
10.2	Employment Agreement dated August 7, 2008
99.1	Press Release dated August 12, 2008 announcing closing of Temix acquisition
99.2	Press Release dated August 12, 2008 announcing earnings